UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2026

SELECTIS HEALTH, INC.
(Exact Name of Registrant as Specified in its Charter)

Utah	0-15415	87-0340206
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

600 17th St., Ste. 2800 South, Denver, CO 80202

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (720) 680-0808

(Former name or former address, if changed since last report)

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO DEFINITIVE MATERIAL AGREEMENTS

Purchase and Sale Agreement

Effective on March 5, 2026, Selectis Health, Inc., a Utah corporation (the “Company”) caused two of the Company’s wholly-owned subsidiaries Global Abbeville Property, LLC and Dodge NH, LLC, each a Georgia limited liability company (each a “Seller”) to execute and deliver a definitive Purchase and Sale Agreement (“PSA”) with two newly formed entities: Abbeville Crossing Propco of Journey LLC and Eastman Trails Propco of Journey LLC, each a Georgia limited liability company (each a “Purchaser”); pursuant to which each Seller agreed to sell substantially all of the real and personal property owned by each, namely the skilled nursing facilities located at 206 Main Street E, Abbeville, Georgia, upon which is located that certain 101-bed skilled nursing facility commonly known as “Glen Eagle Healthcare and Rehab” (the “Glen Eagle Facility”); and at 556 Chester Highway, Eastman, Georgia, upon which is located that certain 100-bed skilled nursing facility commonly known as “Eastman Healthcare and Rehab” (the “Eastman Facility”, and together with the Glen Eagle Facility, the “Facilities”).

The purchase price to be paid by Purchasers for the Facilities is $15,700,000.00, subject to certain prorations, holdbacks and adjustments customary in transactions of this nature.

Consummation of the PSA is contingent upon numerous conditions, including, without limitation, satisfactory completion of due diligence during a Due Diligence Period, and other conditions customary in transactions of this nature. There can be no assurance that the PSA will be consummated.

Operations Transfer Agreement

The Facilities are operated by separate wholly-owned subsidiaries of the Company, namely Global Abbeville, LLC, a Georgia limited liability company, and Global Eastman, LLC, a Georgia limited liability company (collectively, the “Existing Operators”). Concurrently with the execution of the PSA, the Company caused the Existing Operators to execute an Operations Transfer Agreement (“OTA”) with two newly formed entities affiliated with the Purchasers, Abbeville Crossing of Journey LLC and Eastman Trails of Journey LLC, each a Georgia limited liability company (each a “New Operator”). If consummated, of which there can be no assurance, the OTA will govern the transfer of the skilled nursing operations from the Existing Operators to the New Operators.

Consummation of the OTA is contingent upon the consummation of the PSA as well as other conditions customary in transactions of this nature.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

10.1	Purchase and Sale Agreement
10.2	Operations Transfer Agreement
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Selectis Health, Inc.
(Registrant)

Dated: March 9, 2026	/s/ Adam Desmond
Adam Desmond, CEO